Exhibit 10.3(b)


                  Schedule of Warrant (new financing) Issued by
               NCT Group, Inc. to Carole Salkind on April 14, 2005


                           Expiration           Exercise             Shares
      Grant Date              Date                Price              Granted
      ----------              ----                -----              -------
       04/14/05             04/14/10            $ 0.013             7,000,000